Exhibit 10.4.1
SHAREWORKS
Template Type Group: Grant Agreement
Template Type: Grant Agreement Template
Template Name: PNM Officer Performance Share Grant Agreement
Language (s): English
Label: Agreement
HTML:
Acknowledgment Form

###GRANT DATE###

###PARTICIPANT NAME###

Dear ###PARTICIPANT_ NAME###:

Pursuant to the PNM Resources, Inc. 20__ Long-Term Performance Plan (‘LTIP’), you have earned____ shares of stock of PNM Resources, Inc. as outlined below.

Employee ID:	_______________
Granted To:	_______________
Grant ID:	_______________
Grant Date:	_______________
Granted:	_______________
Grant Price:	$0.0000

Vesting Schedule	: 100% immediately

By my acceptance below, I hereby (1) accept delivery of the shares, which are being issued to me under the LTIP and the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan, as amended (the ‘Plan’) and (2) acknowledge my prior receipt of the LTIP and the Plan. If you need additional copies of the LTIP and the Plan, please contact Gail Vavruska-Marcum at 505-241-4631.

[I ACCEPT/ACCEPTANCE BUTTON]